                                                                     23(d)(I)(b)


                                   SCHEDULE A
                           AS REVISED AUGUST 15, 2002
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                    BETWEEN
                             WT INVESTMENT TRUST I
                                      AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                          Premier Money Market Series
                           Prime Money Market Series
                             U.S Government Series
                               Tax-Exempt Series
                         Short/Intermediate Bond Series
                            Broad Market Bond Series
                             Municipal Bond Series
                             Large Cap Core Series
                             Small Cap Core Series
                       International Multi-Manager Series
                               WT Balanced Series

                                   SCHEDULE B
                           AS REVISED AUGUST 15, 2002
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                    BETWEEN
                             WT INVESTMENT TRUST I
                                      AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                                            ANNUAL FEE AS A % OF
SERIES                                      AVERAGE DAILY NET ASSETS
------                                      ------------------------
PREMIER MONEY MARKET SERIES                 .20% of the Series' average daily
                                            net assets.

PRIME MONEY MARKET SERIES                   .47% of the Series' first $1 billion
                                            of average daily net assets; .43% of
                                            the Series' next $500 million of
                                            average daily net assets; .40% of
                                            the Series' next $500 million of
                                            average daily net assets; and .37%
                                            of the Series' average daily net
                                            assets in excess of $2 billion.

U.S. GOVERNMENT SERIES                      .47% of the Series' first $1 billion
                                            of average daily net assets; .43% of
                                            the Series' next $500 million of
                                            average daily net assets; .40% of
                                            the Series' next $500 million of
                                            average daily net assets; and .37%
                                            of the Series' average daily net
                                            assets in excess of $2 billion.

TAX - EXEMPT SERIES                         .47% of the Series' first $1 billion
                                            of average daily net assets; .43% of
                                            the Series' next $500 million of
                                            average daily net assets; .40% of
                                            the Series' next $500 million of
                                            average daily net assets; and .37%
                                            of the Series' average daily net
                                            assets in excess of $2 billion.

SHORT/INTERMEDIATE SERIES                   .35% of the Series' first $1 billion
                                            of average daily net assets; .30% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .25%
                                            of the Series' average daily net
                                            assets over $2 billion.

BROAD MARKET BOND SERIES                    .35% of the Series' first $1 billion
                                            of average daily net assets; .30% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .25%
                                            of the Series' average daily net
                                            assets over $2 billion.

MUNICIPAL BOND SERIES                       .35% of the Series' first $1 billion
                                            of average daily net assets; .30% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .25%
                                            of the Series' average daily net
                                            assets over $2 billion.

LARGE CAP CORE SERIES                       .70% of the Series' first $1 billion
                                            of average daily net assets; .65% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .60%
                                            of the Series' average daily net
                                            assets over $2 billion.

SMALL CAP CORE SERIES                       .60% of the Series' first $1 billion
                                            of average daily net assets; .55% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .50%
                                            of the Series' average daily net
                                            assets over $2 billion.

INTERNATIONAL MULTI-MANAGER SERIES          .65% of the Series average daily net
                                            assets.

WT BALANCED SERIES                         .55% of the Series' first $1 billion
                                            of average daily net assets; .50% of
                                            the Series' next $1 billion of
                                            average daily net assets; and .45%
                                            of the Series' average daily net
                                            assets over $2 billion.